EXHIBIT 10.87


                              AMERICA WEST AIRLINES, INC.
                         4000 East Sky Harbor Boulevard
                             Phoenix, Arizona 85034


March 26, 1998

Mesa Airlines, Inc.
2325 East 30th Street
Farmington, New Mexico  87401

      Re: Letter Agreement concerning America West Express Service Agreement, dated September 4, 1992, between America West Airlines, Inc. ("AWA"), and Mesa Airlines, Inc. ("Mesa"), as amended by the following: Letter Agreement, dated September 3, 1993, re: America West Express Service Agreement; Amendment to Agreement between AWA and Mesa, dated March 31, 1993; Second Amendment to the Agreement between AWA and Mesa, dated July 31, 1993; Letter Agreement, dated October 5, 1993, re:
           America West Express Service Agreement; Third Amendment to Agreement between AWA and Mesa, dated October 7, 1993; Third Amendment to Agreement between AWA and Mesa, dated August, 1994; Letter Agreement, dated March 31, 1994, re: America West Express Code-Share Agreement Addendum; Letter Agreement, dated August 16, 1994, re: America West Express Code-Share Agreement Addendum; and Fourth Amendment, dated October, 1994, to the Agreement between AWA and Mesa (collectively, the "AWA/Mesa Code Agreement")

Ladies and Gentlemen:

                  The purpose of this letter is to establish the terms and conditions pursuant to which America West Airlines, Inc. ("AWA") is willing to continue the code-share relationship with Mesa Airlines, Inc. ("Mesa") pursuant to the AWA/Mesa Code Agreement as amended, revised and superseded by this letter (the "Revised AWA/Mesa Code Agreement"). If Mesa executes and delivers this letter agreement by 5:00 p.m., Phoenix time, on March 26, 1998, AWA's default notice contained in AWA's letter, dated March 2, 1998, to Mesa (the "Default Notice") will hereby be rescinded.

                  After execution and delivery of this letter agreement, AWA and Mesa shall proceed diligently and in good faith to negotiate and execute a new code-share agreement to replace and supersede the Revised AWA/Mesa Code
Agreement, in a form and substance acceptable to AWA and Mesa (the "New Agreement"). AWA will exclusively negotiate with Mesa to reach the New Agreement through April 30, 1998. If the New Agreement is not executed by April 30, 1998, then AWA may proceed to negotiate with other carriers to provide America West


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                                                                  March 26, 1998
                                                                          Page 2

Express ("AWE") code share service. Commencing with the delivery of this letter, the AWA/Mesa Code Agreement is amended, revised and superseded as follows:

                  1. Sections 2.01(a) and (b) of the AWA/Mesa Code Agreement are revised in their entirety to provide that during the term of the Revised AWA/Mesa Code Agreement, Mesa shall schedule and operate AWE service in the markets and, at a minimum, with the frequencies listed on Schedule 1 attached hereto. If AWA establishes its own America West Airlines services to a market listed on Schedule 1 and/or Mesa's performance standards for a market fall below the minimum levels specified in paragraph 11 of this letter for [ * ] (i.e. [ * ] completion factor), then AWA, by [ * ] days' prior written notice to Mesa, may revise Schedule 1 by removing that market or markets or reducing the frequency of AWE service to that market and if the frequency of AWE services is reduced, AWA may specify which AWE flight is to be removed as AWE service.

                  2. Section 2.01(d) of the AWA/Mesa Code  Agreement is deleted.

                  3. Section 2.02(a) of the AWA/Mesa Code Agreement is revised in its entirety to require that the scheduled air service required in Sections 2.01(a) and (b) shall be performed by Mesa using Beech 1900, Dash 8, CRJ or other aircraft approved by AWA.

                  4. Section 3.05(c)(2) of the AWA/Mesa Code Agreement is revised by permitting AWA to [ * ] by AWA to Mesa the performance penalties established herein.

                  5. Section 3.07 of the AWA/Mesa Code Agreement is deleted.

                  6. Section 8.02(a) of the AWA/Mesa Code Agreement is revised to provide that Mesa shall provide to AWA on the 15th day and last day of each calendar month status reports (on a form to be provided by AWA), with all necessary details and backup, on AWE's ontime performance and completion factor, on a market-by-market basis during the prior 30 days.

                  7. A new Section 8.01(d) is added to the AWA/Mesa Code Agreement to provide that AWA shall have the right, during normal business hours after reasonable prior written notice to Mesa, to make any examination or audit of Mesa's books and records related to AWE passengers and performance maintained in connection with the AWA/Mesa relationship created by the Revised AWA/Mesa Code Agreement. If such examination or audit shall disclose that Mesa has underpaid any sum due by Mesa to AWA, Mesa shall pay such sum to AWA within [ * ] after receipt of written demand from AWA. If such examination or audit shall disclose that Mesa has overpaid any sum due by Mesa to AWA, AWA shall pay any overpayment to Mesa within [ * ] after receipt of written demand from Mesa.


                      " [CONFIDENTIAL PORTION DELETED AND
                            FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION] "

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                                                                  March 26, 1998
                                                                          Page 3


                  8. Section 9.01(_) of the AWA/Mesa Code Agreement is amended in its entirety to provide that in addition to the remedies provided in Section 9.01, if during any [ * ] the [ * ] (excluding [ * ]) of published scheduled flights for the [ * ] falls below [ * ], Mesa shall pay to AWA the sum of [ * ] for [ * ] the [ * ] is [ * ]. The performance penalty shall be paid to AWA by Mesa within [ * ] days after the expiration of each [ * ]. AWA shall be entitled to offset any performance penalties not paid timely against sums otherwise payable to Mesa pursuant to Section 3.05(c)(2).

                  9. Section 9.01 is revised by deleting subsection (b) and revising subsection (a) in its entirety to provide that the AWA/Mesa Code Agreement became effective on October 1, 1992 and shall expire on June 30, 1998, unless this Agreement is terminated at an earlier date as permitted by the other sections of the Revised AWA/Mesa Code Agreement. If the Revised AWA/Mesa Code Agreement is terminated, then AWA and Mesa shall continue to perform the duties and obligations in the manner prescribed by the Revised AWA/Mesa Code Agreement to and including the effective date of the termination.

                  Commencing on May 1, 1998, in addition to the revisions provided in Paragraphs 1-9, above, the AWA/Mesa Code Share Agreement shall further be amended, revised and superseded as follows:

                  The first sentence of Section 8.01 of the AWA/Mesa Code Agreement is revised in its entirety to provide that Mesa shall pay to AWA: (i) in consideration of the [ * ] provided to Mesa, the [ * ], [ * ] and other considerations provided by AWA to Mesa, Mesa shall pay to AWA the [ * ] to be provided by AWA, which for 1998 shall be the [ * ] on all AWE's flights operated by Mesa; (ii) a [ * ]; (iii) an [ * ] for [ * ] in [ * ]; and (iv) a [ * ] for [ * ] equal to [ * ] of [ * ] given to AWE passengers who are denied boarding by Mesa on AWE flights (collectively, the "Service Charges"). After receipt of written request, AWA shall provide Mesa with backup information supporting the [ * ] of the [ * ] for above.


                      " [CONFIDENTIAL PORTION DELETED AND
                            FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION] "

                                                                  March 26, 1998
                                                                          Page 4


                  Please acknowledge your agreement to the terms of this letter and the amendment, modification and revisions of the AWA/Mesa Code Agreement as provided herein. By your execution of this letter you represent and warrant that you have the authority and power to bind Mesa to the terms of this letter.

                                   Sincerely,

                                   AMERICA WEST AIRLINES, INC.


                                   By /s/ Stephen L. Johnston
                                     ------------------------
                                     Stephen L. Johnston
                                     Senior Vice President - Corporate
                                     Affairs



Acknowledged, accepted and agreed to this 26 day of March, 1998.
                                         ----
MESA AIRLINES, INC.

By /s/ Robert C. Dynan
  --------------------
    Its  President
       ---------------

                               SCHEDULE ONE
                             Minimum Frequency

                                      Frequencies

Market                          Weekdays         Weekends           EQP
------                          --------         --------           ---
Aspen, CO (ASE)                  [ * ]            [ * ]             DH8
Bullhead City, AZ (IFP)          [ * ]            [ * ]             BE1
Des Moines, IA (DSM)             [ * ]            [ * ]             CRJ
Durango, CO (DRO)                [ * ]            [ * ]             BE1
Farmington, NM (FMN)             [ * ]            [ * ]             BE1
Flagstaff, AZ (FLG)              [ * ]            [ * ]             BE1
Fort Huachuca, AZ (FHU)          [ * ]            [ * ]             BE1
Fresno, CA (FAT)                 [ * ]            [ * ]             CRJ
Gallup, NM (GUP)                 [ * ]            [ * ]             BE1
Grand Junction, CO (GJT)         [ * ]            [ * ]             BE1
Kingman, AZ (IGM)                [ * ]            [ * ]             BE1
Lake Havasu, AZ (HII)            [ * ]            [ * ]             BE1
Montrose, CO (MTJ)               [ * ]            [ * ]             BE1
Palm Springs, CA (PSP)           [ * ]            [ * ]             CRJ
Prescott, AZ (PRC)               [ * ]            [ * ]             BE1
Santa Barbara, CA (SBA)          [ * ]            [ * ]             CRJ
Telluride, CO (TEX)              [ * ]            [ * ]             BE1
Yuma, AZ (YUM)                   [ * ]            [ * ]             BE1
--------------------------- ----------------- --------------- ----------------
TOTAL                            [ * ]            [ * ]


                      " [CONFIDENTIAL PORTION DELETED AND
                            FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION] "